UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
July 10, 2024
Date of Report (Date of earliest event reported):

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue, Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On July 10, 2024, Intuit Inc. (the “Company”) announced a plan of reorganization (the “Plan”) focused on reallocating resources to the Company’s key growth areas. As part of the Plan, approximately 1,800 employees will exit the Company and the Company will close its Boise and Edmonton sites in service to growing technology teams and capabilities in strategic locations. The Company expects to hire a nearly equivalent number of employees in fiscal 2025 to support the Company’s declared growth areas and expects overall headcount to grow in fiscal 2025 and beyond.

The Company estimates that it will incur approximately $250 million to $260 million in charges in connection with the Plan, primarily in its fourth fiscal quarter ending July 31, 2024. These charges consist of approximately $217 million to $227 million in future cash expenditures related to severance payments and employee benefits and approximately $33 million in non-cash charges for share-based compensation and charges associated with the site closures. The Company expects substantially all of the actions associated with the Plan to be completed by its first fiscal quarter ending October 31, 2024, subject to local law and consultation requirements.

The estimate of the charges that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. In addition, the Company may incur other charges not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Plan.
ITEM 7.01 REGULATION FD DISCLOSURE.

On July 10, 2024, Sasan Goodarzi, the Company’s Chief Executive Officer, sent an email to the Company’s employees regarding the Plan. A copy of this email is attached to this Current Report on Form 8-K as Exhibit 99.01 and is incorporated herein by reference.

The information in this Item 7.01 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Forward-looking statements

This report contains forward-looking statements, including expectations regarding the impact of the Plan on the Company’s results of operations and workforce and the amount and timing of the costs related to the Plan. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company’s actual results to differ materially from the expectations expressed in the forward-looking statements. These risks and uncertainties may be amplified by the effects of global developments and conditions or events, including macroeconomic uncertainty and geopolitical conditions, which have caused significant global economic instability and uncertainty. Given these risks and uncertainties, persons regarding this communication are cautioned not to place any undue reliance on such forward-looking statements. These factors include, without limitation, the following: our ability to realize the anticipated benefits of the Plan; risks related to the preliminary nature of the estimate of the charges to be incurred in connection with Plan, which is subject to change; risks related to any delays in the timing for implementing the Plan or potential disruptions to our business or operations as we execute on the Plan; our ability to compete successfully; potential governmental encroachment in our tax businesses; our ability to develop, deploy, and use artificial intelligence in our platform and products; our ability to adapt to technological change and to successfully extend our platform; our ability to predict consumer behavior; our reliance on intellectual property; our ability to protect our intellectual property rights; any harm to our reputation; risks associated with our ESG and DEI practices; risks associated with acquisition and divestiture activity; the issuance of equity or incurrence of debt to fund acquisitions or for general business purposes; cybersecurity incidents (including those affecting the third parties we rely on); customer concerns about privacy and cybersecurity incidents; fraudulent activities by third parties using our offerings; our failure to process transactions effectively; interruption or failure of our information technology; our ability to maintain critical third-party business relationships; our ability to attract and retain talent and the success of our hybrid work model; any deficiency in the quality or accuracy of our offerings (including the advice given by experts on our platform); any delays in product launches; difficulties in processing or filing customer tax submissions; risks associated with international operations; risks associated with climate change; changes to public policy, laws or regulations affecting our businesses; legal proceedings in which we are involved; fluctuations in the results of our tax business due to seasonality and other factors beyond our control; changes in tax rates and tax reform legislation; global economic conditions (including, without limitation, inflation); exposure to credit, counterparty and other risks in providing capital to businesses; amortization of acquired intangible assets and impairment charges; our ability to repay or otherwise comply with the terms of our outstanding debt; our ability to repurchase shares or distribute dividends; volatility of our stock price; and our ability to successfully market our offerings.

More details about these and other risks that may impact our business are included in our Form 10-K for fiscal 2023 and in our other SEC filings. You can locate these reports through our website at http://investors.intuit.com. Forward-looking statements represent the judgment of the management of Intuit as of the date of this presentation. Except as required by law, we do not undertake any duty to update any forward-looking statement or other information in this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.01	Email to Intuit employees from Sasan Goodarzi, Chief Executive Officer, dated July 10, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 10, 2024	INTUIT INC.

		By:	/s/ SANDEEP S. AUJLA
Sandeep S. Aujla
Executive Vice President and Chief Financial Officer